Janus Equity and Income Funds

                       Supplement dated February 21, 2002
       to Statement of Additional Information ("SAI") dated July 31, 2001 as Supplemented September 28, 2001 and February 1, 2002

Janus Investment Fund held a special meeting of shareholders on January 31, 2002, which was adjourned to February 20, 2002 with respect to certain matters for Janus Strategic Value Fund and Janus Orion Fund (the "Funds"). At the February 20, 2002 adjourned meeting, the Funds' shareholders approved the following revisions to certain of the Funds' investment restrictions. Each of these policies is a fundamental restriction, which may not be changed without a subsequent shareholder vote. NONE OF THESE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, ARE INTENDED TO MODIFY THE WAY EITHER FUND IS CURRENTLY MANAGED, NOR ARE THEY ANTICIPATED TO CHANGE THE LEVEL OF RISK ASSOCIATED WITH INVESTING IN THE FUNDS.

Restriction (1) on page 3 of the SAI is rescinded.

Restriction (4) on page 4 of the SAI is replaced in its entirety with the following:

  - Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

Restriction (5) on page 4 of the SAI is replaced in its entirety with the following:

  - Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

Restriction (e) on page 6 of the SAI is deleted in its entirety, current restrictions (f) and (g) on pages 6 and 7 of the SAI are redesignated as (e) and
(f), respectively, and the following is added as restriction (7) on page 4 of the SAI:

  - Borrow money except that the Funds may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.